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                                                                   EXHIBIT 10.4

                            FIRST AMENDMENT TO LEASE
                  FRANCISCAN HEALTH CARE CENTER AT WALLA WALLA
                             WALLA WALLA, WASHINGTON

                                  July 26, 1996

         In connection with that certain lease ("Lease") for the Franciscan Health Care Center at Walla Walla ("Facility") dated June 19, 1996 between Walla Walla Partners, L.P., a California limited partnership ("Landlord") and SunQuest SPC, Inc., an Arizona corporation ("Tenant"), Landlord and Tenant hereby agree as follows:

                                    RECITALS

         A. Unless otherwise specified herein, all capitalized words in this First Amendment to Lease ("First Amendment") shall have the same meanings given them in the Lease.

         B. Landlord and Tenant are in receipt of a copy of (i) the Regulatory Agreement between Washington State Housing Finance Commission and Franciscan Eldercare Corporation dated May 1, 1991, and recorded as No. 9103475 in Vol 189 page 1324, and (ii) the First Amendment to Regulatory Agreement dated October 15, 1992 recorded as No. 9502404. In addition, Landlord and Tenant will have executed as of August 1, 1996, a Second Amendment to Regulatory Agreement. The Regulatory Agreement, First Amendment to Regulatory Agreement and Second Amendment to Regulatory Agreement are hereinafter collectively referred to as the "Regulatory Agreements".

         C. Landlord and Tenant are also in receipt of a Survey ("Survey") prepared by Paul Tomkins, issued July 9, 1996, concerning the Property that discloses, among others, various wandering fences, sheds on neighboring property or vice-versa, and other minor encroachments (collectively, the "Encroachments").

         D. Landlord and Tenant are in receipt of certain Restrictive Covenants dated June 9, 1949 (the "CCRs") affecting Parcel B as described in Chicago Title Commitment Y-35918 and shown on the Survey. Parcel B is currently being used as a parking lot which provides parking for residents, guests and employees of the Facility. Tenant hereby acknowledges that the use of Parcel B as a parking lot may be a violation of the CCRs (the "Parking Lot Violations"). In the event a benefitted party of the CCRs enforced the CCRs restrictions, it is possible that Tenant would not be able to use Parcel B as a parking lot. In that event, Tenant would be required to provide alternative parking for the Facility.

         E. Landlord and Tenant are in receipt of a letter from the Walla Walla County Regional Planning dated July 2, 1996, which identifies that the use of Lot 9 and 18 of Valley Homes are zoned R-72. As shown on the Survey, there are currently three (3) single story structures on Lot 9 of the Valley Homes. The current use of these three (3) single story structures is not in compliance with the current zoning (the "Zoning Violations"). The Walla
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First Amendment to Lease
Franciscan Health Care Center at Walla Walla
July 26, 1996
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County Regional Planning has orally indicated that it might be willing to rezone
Lots 9 and 18 of Valley Homes to R-60 which would change the current use of the three single story structures on Lot 9 to a conforming use.

         F. The matters described in Recitals B, C, D and E are sometimes collectively referred to herein as the "Closing Matters."

         G. Tenant acknowledges that Landlord's Lender is unwilling to enter into a loan agreement with Landlord without proper assurance that the Tenant will satisfy the Closing Matters in a timely fashion.

         H. In order to provide for the timely satisfaction of the Closing Matters, Tenant agrees to perform the Closing Matters pursuant to this First Amendment.

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledge, the parties hereby agree as follows:

         1. Regulatory Agreements. The Regulatory Agreements require the owner and the operator of the Facility to comply with certain operating requirements, compliance requirements and paying of certain ongoing fees. Tenant acknowledges and agrees that Tenant shall be solely and entirely responsible for complying with the Regulatory Agreements on behalf of both itself and Landlord. Tenant assumes all of the legal and responsibility of Landlord under the Regulatory Agreements. Tenant is solely responsible for paying any and all fees required under the Regulatory Agreements.

                  Tenant shall indemnify, defend and hold harmless Landlord from and against any and all liability, loss, damages, claims, obligations, costs and expenses of every nature and description, including costs of litigation and attorneys' fees, which Landlord may suffer and/or incur, directly or indirectly, on account of or resulting from the Regulatory Agreements.

         2. Encroachments. The Survey for the Facility has disclosed various Encroachments into adjoining land as mentioned in Recital C.

                  A. Tenant hereby represents, warrants and covenants to Landlord that the Encroachments do not and will not interfere with the use or operation of the Facility, or the ability to use the Facility in a manner consistent with its current use.

                  B. Notwithstanding the representation provided in Section 2(A) above, Tenant agrees that in the event that any of the Encroachments are required by to be
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July 26, 1996
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         removed or destroyed, Tenant shall, at Tenant's sole cost and expense, remove, move or otherwise correct the Encroachments to the satisfaction of Landlord and its lender.

                  C. In the event that any of the Encroachments are, during the term of the Lease, required to be removed or is destroyed, Tenant shall remedy such encroachments to Landlord's reasonable satisfaction and in accordance with applicable laws.

                  Tenant shall indemnify, defend and hold harmless Landlord from and against any and all damages, claims, obligations, costs and expenses of every nature and description, including costs of litigation and attorneys' fees, which Landlord may suffer and/or incur, directly or indirectly, on account of or resulting from the Encroachments.

         3. Parking Lot Violations. Tenant hereby acknowledges and agrees that in the event the CCRs are enforced and Parcel B is no longer available for parking for the Facility, Tenant shall, at Tenant's sole cost and expense, provide alternative parking for the Facility in compliance with applicable law. Tenant shall indemnify, defend and hold harmless Landlord from and against any and all liability, losses, damages, claims, obligations, costs and expenses of every nature and description, including costs of litigation and attorneys' fees, which Landlord may suffer and/or incur, directly or indirectly, on account of or resulting from the Parking Lot Violations and any legal or practical requirement to find alternative parking for the Facility.

         4. Zoning Issues. Tenant hereby agrees, at Tenant's sole cost and expense, to attempt to have Lots 9 and 18 of the Valley Homes Addition rezoned from R-72 to R-60. In the event Tenant is unable to have Lots 9 and 18 rezoned to R-60, Tenant agrees to use the structures located on Lot 9 in a manner consistent with the current zoning laws and for no other use whatsoever. Tenant shall indemnify, defend and hold harmless Landlord from and against any and all liability, losses, damages, claims, obligations, costs and expenses of every nature and description, including costs of litigation and attorneys' fees, which Landlord may suffer and/or incur, directly or indirectly, on account of or resulting from the Zoning Violations and the attempt by Tenant to have Lots 9 and 18 rezoned.

         5. Default. The failure to perform the covenants in the time and manner required hereunder, shall constitute default and breach under the Lease.

         6. Integrated with Lease. This First Amendment is entered into in conjunction with the Lease and it is intended by the parties hereto that it be integrated into the Lease as required by, and in accordance with the Lease.
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First Amendment to Lease
Franciscan Health Care Center at Walla Walla
July 26, 1996
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         7. Counterparts. This First Amendment may be executed in one or more counterparts, each of which shall be an original, but all of which shall together constitute but one in the same instrument.

         8. Facsimile Signatures. Facsimile signatures of this First Amendment shall have the same binding affect as original signatures.

         9. Time is of the Essence. Tenant agrees that time is of the essence in this First Amendment.

         10. No Other Modification. Except as expressly amended hereby, the Lease remains unmodified and is in full force and effect.

         Executed by the undersigned as of the date first set forth above.

                         LANDLORD:     Walla Walla Partners, L.P., a California
                                       limited partnership

                                       By:  K & Y Investments, Inc., a
                                            California corporation,
                                            its General Partner

                                       By:  /s/ Gary Kading
                                          -------------------------------------
                                            Gary Kading, President

                         BORRROWER:   SunQuest SPC, Inc.,
                                      an Arizona corporation

                                      By:______________________________________
                                         Jerry M. Walker, President
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First Amendment to Lease
Franciscan Health Care Center at Walla Walla
July 26, 1996
Page 4

         7. Counterparts. This First Amendment may be executed in one or more counterparts, each of which shall be an original, but all of which shall together constitute but one in the same instrument.

         8. Facsimile Signatures. Facsimile signatures of this First Amendment shall have the same binding affect as original signatures.

         9. Time is of the Essence. Tenant agrees that time is of the essence in this First Amendment.

         10. No Other Modification. Except as expressly amended hereby, the Lease remains unmodified and is in full force and effect.

         Executed by the undersigned as of the date first set forth above.

                         LANDLORD:     Walla Walla Partners, L.P., a California
                                       limited partnership

                                       By:  K & Y Investments, Inc., a
                                            California corporation,
                                            its General Partner

                                       By:_____________________________________
                                          Gary Kading, President

                         BORROWER:     SunQuest SPC, Inc.,
                                       an Arizona corporation

                                       By: /s/ Jerry M. Walker
                                          _____________________________________
                                          Jerry Walker, President
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First Amendment to Lease
Franciscan Health Care Center at Walla Walla
July 26, 1996
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Consent of Guarantor:

         The undersigned Covenantor to the above referenced Lease pursuant to that certain Lease Guaranty dated as of June 19, 1996 hereby consents to the foregoing First Amendment to Lease and confirms it shall remain fully liable under, and agrees to be bound by, the terms and conditions of the Lease as amended by this First Amendment to Lease.

                                  Unison Healthcare Corporation,
                                  a Delaware corporation

                                  By: /s/ Jerry M. Walker
                                      __________________________________________
                                      Jerry Walker, President
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First Amendment to Lease
Franciscan Health Care Center at Walla Walla
July 26, 1996
Page 6

STATE OF CALIFORNIA     )
                        ) SS.
COUNTY OF LOS ANGELES   )

         On July 29, 1996, before me Laura V. Leszt, Notary Public (name and title of officer), personally appeared Gary Kading, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature /s/ Laura V. Leszt                     (seal)

STATE OF          )
                  )  SS.
COUNTY OF         )

         On ______________, 1996, before me ________________________________,
(name and title of officer), personally appeared ______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature _______________________________                 (seal)
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First Amendment to Lease
Franciscan Health Care Center at Walla Walla
July 26, 1996
Page 6

STATE OF CALIFORNIA      )
                         )  SS.
COUNTY OF LOS ANGELES    )

         On ______________, 1996, before me __________________________________,
(name and title of officer), personally appeared ____________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature _________________________   (seal)

STATE OF ARIZONA   )
- ------------------ )  SS.
COUNTY OF MARICOPA )
- ------------------

         On July 29, 1996, before me, Lisa C. Turner (name and title of officer), personally appeared Jerry M. Walker, personally known to me
(or proved to me on the basis or satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature /s/  Lisa C. Turner     (seal)
          ------------------
          Nee: Lisa C. Rhead